UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2004

COLONIAL PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35202
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (205) 250-8700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS
Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX

Item 8.01 OTHER EVENTS

     Colonial Properties Trust (“Colonial Properties”) is filing this Current Report on Form 8-K to revise our historical financial statements and related financial information included in our Annual Report on Form 10-K filed on March 15, 2004, for discontinued operations that have resulted from dispositions of real estate assets during the period from January 1, 2004 to September 30, 2004 as well as the classification of properties as “held for sale” in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”).

     During the nine months ended September 30, 2004, Colonial Properties sold certain properties and has classified certain properties as “held-for-sale”, and in compliance with SFAS 144 has reported revenue, expenses and gain on sale from these properties as discontinued operations for each period presented in its quarterly reports filed since the date of the sale (including the comparable period for the prior year). Under SEC requirements for transitional disclosure, the same reclassification as discontinued operations required by SFAS 144 following the sale of properties is required for previously issued annual financial statements for each of the three years shown in Colonial Properties’ last annual report on Form 10-K, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though these financial statements relate to periods prior to the date of the sale. This reclassification has no effect on Colonial Properties’ reported net income available to common shareholders or funds from operations (“FFO”).

     Colonial Properties elected to re-issue these historical financial statements at this time in contemplation of filing a Form 8-K/A containing proforma financial statements related to the merger of Colonial Properties and Cornerstone Realty Income Trust (“Cornerstone”) and contemplated filing of a registration statement on Form S-4 related to that merger. This report on Form 8-K updates the information set forth in items 6, 7, 8 and 15 of Colonial Properties’ Form 10-K to reflect those properties sold and classified as held-for-sale during 2004 as discontinued operations. No attempt has been made to update information in the Form 10-K except to the extent expressly provided above.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)     Exhibits:

Exhibit No.	Description

23.1	Consent of Registered Public Accounting Firm

99.1	Selected Financial Data

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST

Date: December 8, 2004	By:	/s/ Weston M. Andress

Weston M. Andress Chief Financial and Investment Officer

EXHIBIT INDEX

Attached as exhibits in this form are the documents listed below:

Exhibit	Document
23.1	Consent of Registered Public Accounting Firm

99.1	Selected Financial Data
Management’s Discussion and Analysis of Financial Condition and Results of Operations
Financial Statements
Notes to Consolidated Financial Statements
Exhibits, Financial Statement Schedules and Reports on Form 8-K